Exhibit 99.1

Goodness Growth Holdings Subsidiary Resurgent Biosciences

Announces Planned Expansion into Psychedelics Research and IP Development

– Non-plant touching, ancillary focus will leverage proven expertise of medical and scientific research teams –

– Company also announces launch of B-2-B website for its TerpSafe™ packaging technology –

– Management to host conference call with investment community today at 8:30 a.m. ET –

MINNEAPOLIS – June 9, 2021 – Goodness Growth Holdings, Inc. ("Goodness Growth" or the "Company") (CSE: GDNS; OTCQX: GDNSF), a physician-led, science-focused cannabis company and IP incubator, today announced that its subsidiary, Resurgent Biosciences (“Resurgent”), plans to expand its intellectual property development and clinical research efforts into psychedelic medicine. Resurgent is a non-plant/fungus touching-entity and does not intend to engage directly in the cultivation, manufacture, or distribution of any psychedelics.

“Our formation of Resurgent Biosciences was a strategic move to separate our multi-state cannabis company from the non-plant-touching, ancillary business opportunities within our intellectual property portfolio,” said Chairman and Chief Executive Officer, Kyle Kingsley, M.D. “Resurgent has proven its ability to conduct clinical research of medicinal plants in partnership with leading hospitals across the United States, and we have also made substantial progress to commercialize several of the technological innovations in our IP portfolio, including our patent-pending TerpSafe™ packaging technology and multi-channel vaporizer.”

Kingsley continued, “Resurgent’s expansion into psychedelics represents a natural extension of our team’s medical and scientific expertise, and frankly, we believe the opportunities for psychedelics to transform the future of mental health and psychiatry are far too significant for us to ignore. We believe the formation of clinical research partnerships to prove efficacy of psychedelic therapies, and the pursuit of novel technologies and applications which could make psychedelic medicine more accessible and affordable for patients and healthcare providers, could drive substantial value creation for our shareholders in the future.”

Launch of TerpSafe™ Technology to Broader Markets

The Company also announced the launch of its TerpSafe™ packaging technology to broader cannabis markets across North America. TerpSafe™ packaging was designed for consumers who demand ultimate freshness of cannabis flower, and its technology has been proven to preserve 100 percent of the terpene content of flower for more than six weeks, compared to a control group which lost more than 30 percent of terpene content within four weeks of packaging.

TerpSafe™ packaging represents the first commercialized product available for sale from the Resurgent Biosciences IP portfolio, and it is being manufactured and distributed under a licensing agreement with

eBottles420, the largest supplier of cannabis packaging in North America. This novel packaging technology is now available in the Company’s cannabis markets in Arizona and Maryland under the Amplifi™ brand of flower and will soon be expanding to additional markets nationwide.  Interested parties who would like to learn more about TerpSafe™ packaging are encouraged to visit https://tryterpsafe.com.

2021 Investor Day Conference Call and Webcast

Later today, Goodness Growth Holdings management will host a live conference call and webcast with the investment community to discuss these updates in conjunction with its 2021 Investor Day events. All interested parties are invited to join by registering in advance using the registration links contained in this news release. Webcast replays of these events will also be posted to the Company’s Investor Day page of its corporate website at www.goodnessgrowth.com.

2021 Investor Day Conference Call and Webcast

Date:    Wednesday, June 9, 2021

Time:   8:30 a.m. Eastern Time

Conference Call Registration: http://www.directeventreg.com/registration/event/2871533

Webcast Registration:

https://event.on24.com/wcc/r/3192578/ECC0B9E645DB41B7F86E92F94DD4BEB3

About Goodness Growth Holdings, Inc.

Goodness Growth Holdings, Inc., is a physician-led, science-focused holding company whose mission is to bring the power of plants to the world. The Company’s operations consist primarily of its multi-state cannabis company subsidiary, Vireo Health, and its science and intellectual property incubator, Resurgent Biosciences. The Company manufactures proprietary, branded cannabis products in environmentally friendly facilities, state-of-the-art cultivation sites and distributes its products through its growing network of Green Goods™ and other retail locations and third-party dispensaries. Its teams of more than 500 employees are focused on the development of differentiated products, driving scientific innovation of plant-based medicines and developing meaningful intellectual property. Today, the Company is licensed to grow,  process, and/or distribute cannabis in eight markets and operates 16 dispensaries across the United States. For more information about Goodness Growth Holdings, please visit www.goodnessgrowth.com.

Contact Information

Investor Inquiries:

Sam Gibbons

Vice President, Investor Relations

samgibbons@vireohealth.com

(612) 314-8995

Media Inquiries:

Albe Zakes

Vice President, Corporate Communications

albezakes@vireohealth.com
(267) 221-4800

Forward-Looking Statement Disclosure

This press release contains "forward-looking information" within the meaning of applicable United States and Canadian securities legislation. To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, such information is being provided as preliminary financial results and the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking information contained in this press release may be identified by the use of words such as “planned,” “plans,” “believe,” “pursuit,” “could,” “strategic,” “will,” “would,” “future,” “expect,” “potential,” or variations of such words and phrases.  These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Financial outlooks, as with forward-looking information generally, are, without limitation, based on the assumptions and subject to various risks as set out herein. Our actual financial position and results of operations may differ materially from management’s current expectations and, as a result, our revenue and cash on hand may differ materially from the revenue and cash values provided in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management's experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment; and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, undue reliance should not be placed on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to, risks related to the timing of adult-use legislation and operating frameworks in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to the COVID-19 pandemic; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws in the United States relating to cannabis operations in the United States and any changes to such laws; operational, regulatory, and other risks; execution of business strategy; management of growth; difficulty to forecast; conflicts of interest; risks inherent in an agricultural business; liquidity and additional financing; and risk factors set out in the Company's Annual Report on Form 10-K for the year ended December 31, 2020, which is available on EDGAR with the U.S. Securities and Exchange Commission and filed with the Canadian securities regulators and available under the Company's profile on SEDAR at www.sedar.com.

The statements in this press release are made as of the date of this release. The Company disclaims any intent or obligation to update any forward-looking information, whether as a result of new information, future events or results, or otherwise, other than as required by applicable securities laws.